UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2017

AMBICOM HOLDINGS, INC

(Exact name of registrant as specified in its charter)

Nevada	000-54608	26-2964607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

877 Cedar Street, Suite 150
Santa Cruz, CA	95060
(Address of principal executive offices)	(Zip Code)

408-479-8802

(Registrant’s telephone number, including area code)

39440 Civic Center Drive

# 213

Freemont, CA 94538

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, the general economic climate; the supply of and demand for software interest rate levels; the availability of financing; and other risks associated with licensing software, including risks that the licensee will not pay its royalties, or the costs may be greater than anticipated and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this release, unless required by law.

Item 1.01 Entry into a Material Definitive Agreement.

On September 25, 2017, the Company entered into an asset purchase agreement (the “Agreement”) with Voosh, LLC, a California limited liability company (“Voosh”), pursuant to which the Company agreed to purchase all of Voosh’s assets for (i) the sum of one hundred thousand dollars ($100,000.00), and (ii) commencing with the fiscal quarter ending December 31, 2017, a quarterly royalty payment based upon the net revenues received by the Company attributable to the exploitation of the Assets subject to the Asset Purchase Agreement and of the Company’s business in the Enterprise and SMB Market (“Voosh Net Revenues”) during the immediately preceding fiscal quarter of the Company in an amount equal to (x) 40% of Voosh Net Revenues as determined by the Board of Directors of the Company (a “Voosh Royalty Payment”), to be due and payable on the thirtieth (30th) day to occur after the close of the applicable fiscal quarter for which such Voosh Royalty Payment was calculated, however, at the election of the Company’s Board of Directors the royalty payment percentage may be reduced with the payment of Common Stock of the Company such that the percentage is reduced by 4% for each 100,000,000 shares of the Company issued to Voosh LLC (the “Transaction”). Upon the closing of the Transaction, the Company will not assume any liabilities of Voosh. VXM’s assets consist of performance management software for the optimization of information technology and server virtualization and related contracts in the Enterprise and SMB Market.

The Agreement contains standard representations and warranties related to each party and the assets being purchased, and may be terminated prior to the Closing Date by (i) written agreement of both parties; (ii) the non-breaching party if there has been a material breach of any representation, warranty or covenant made by a breaching party; or (iii) the Company upon the occurrence of an event which constitutes a Material Adverse Effect (as that term is defined in the Agreement).

On September 29, 2017 the Company consummated the closing of the Transaction.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2017, Alain Lewand resigned as the Chief Executive Officer and member of the Board of Directors of the Company

In connection with the Transaction, Kevin Cornell, a member of the Company’s Board of Directors, was retained as Chief Executive Officer of the Company, Marvin J. Miller Jr., a member of the Board of Directors of the Company, was retained as the General Counsel and Chief Executive Officer of the Company, and Paul McGee was retained as the Director of Technical Marketing of the Company.

Mr. Cornell will receive cash compensation of $10,000 per month during his contract term, which expire on July 31, 2018 unless extended.

Mr. Miller will receive cash compensation of $7,500 per month and a stock award of $2,500 per month priced as of the close of the first trading day of each month during his contract term, which expire on July 31, 2018 unless extended. Mr. Miller, so long as he remains with the Company, will also receive an incentive signing bonus of 100,000,000 shares of the Company’s common stock that will vest in equal amounts over the first twenty-four months of his employment.

Paul McGee, 58, was previously the Director of Technical Sales at Voosh. Previous to joining Voosh, Mr. McGee has been Vice President of Sales, Marketing & Operations for dBase LLC since April 2012, OEM/Partner Sales and Technical Management for GoldenWare Travel Technologies from, September 2011 to April 2012, and its Account Manager from April to September 2011, a Consultant with Radvision from April 2006 through October 2009.

Mr. McGee will receive cash compensation of $5,000 per month during his contract term, which expire on July 31, 2018 unless extended.

Voosh, LLC, of which Mr. Cornell is CEO, owns 17.26% of the Company’s issued and outstanding common stock. Voosh is 60% owned by the Cornell Family Trust and 40% owned by Swoosh, LLC. Mr. Cornell is a Trustee of the Cornell Family Trust, which owns 22.86% of the Company’s issued and outstanding common stock. Voosh, LLC and the Cornell Family Trust collectively own 40.12% of the Company’s issued and outstanding common stock, which provides the Cornell Family Trust and Voosh with the majority control of the Company. There is no arrangement or understanding among members of both Voosh, LLC and the Cornell Family Trust and their associates with respect to the election of directors or other matters.

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Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Asset Purchase Agreement, dated September 25, 2017 between AmbiCom Holdings, Inc. and Voosh, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBICOM HOLDINGS, INC.

Dated: October 26, 2017	By:	/s/ Kevin Cornell
	Name	: Kevin Cornell
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Asset Purchase Agreement, dated September 25, 2017, between AmbiCom Holdings, Inc. and Voosh, LLC.

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